EXHIBIT 10.2

                              BARGO ENERGY COMPANY
                              AGREEMENT OF PARTNERS

      WHEREAS, Bargo Energy Company, a Texas general partnership ("Bargo") owns shares of common stock, par value $.01 per share ("Common Stock"), of Future Petroleum Corporation, a Utah corporation ("Future"); and

      WHEREAS, Chisos Corporation ("Chisos"), Brazos Oil & Gas Corporation ("Brazos") and Barrow Investments, Inc. ("Barrow") are partners of Bargo; and

      WHEREAS, the Brazos, Chisos and Barrow desire to delegate to the manager of Bargo the sole power to, directly or indirectly, in the manager's sole discretion, vote or direct the voting of and dispose or direct the disposition of the Common Stock.

      NOW, THEREFOR, THE PARTIES HEREBY AGREE AS FOLLOWS:

      1. Tim J. Goff or any successor, as the manager of Bargo, is hereby authorized to, directly or indirectly, in the manager's sole discretion, vote or direct the voting of, and dispose or direct the disposition of, the Common Stock on behalf of Brazos, Chisos and Barrow.

      2. Brazos, Chisos and Barrow hereby acknowledge and agree that, as partners of Bargo and for so long as this agreement is in effect, none of Brazos, Chisos nor Barrow shall have the power to, directly or indirectly, vote or direct the voting of, and dispose or direct the disposition of, the Common Stock.

      3. This agreement may be amended by Brazos and Bargo as to Brazos' voting and dispositive rights with respect to the Common Stock, by Chisos and Bargo as to Chisos' voting and dispositive rights with respect to the Common Stock and by Barrow and Bargo as to Barrow's voting and dispositive rights with respect to the Common Stock. This agreement supercedes any prior agreement or conflicting provision of the partnership agreement of Bargo addressing the matters stated herein.

      IN WITNESS WHEREOF, this agreement is effective as of the 15th day of December, 1998.

      BARGO ENERGY COMPANY          BARROW INVESTMENTS, INC.

      /s/ TIM J. GOFF                     /s/ THOMAS D. BARROW
      -------------------------           -------------------------
      Tim J. Goff, Manager                Thomas D. Barrow, President


      CHISOS CORPORATION                  BRAZOS OIL & GAS CORPORATION

      /s/ J.P. BRYAN                      /s/ J. SHELBY BRYAN
      -------------------------           -------------------------
      J.P. Bryan, President               J. Shelby Bryan, President